Exhibit 10.5


                                   VALLEY BANK

                              AMENDED AND RESTATED
                  1999 STOCK OPTION AND STOCK COMPENSATION PLAN

1.    PURPOSE.

      The Valley Bank 1999 Stock Option and Stock Compensation Plan is designed to enable selected employees and directors of Valley Bank to acquire or increase a proprietary interest in the Bank, and thus to share in the future success of the Bank's business. Accordingly, this Plan is intended as a further means not only of attracting and retaining outstanding employees and directors who are in a position to make important and direct contributions to the success of the Bank but also of promoting a closer identity of interests between the Bank's employees, directors and its shareholders.

2.    DEFINITIONS.

      Whenever used herein, the following terms shall have the meanings set forth below:

"Bank" means Valley Bank.

"Board" means the Board of Directors of Valley Bank.

"Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

"Committee" means the Board's Salary and Personnel Committee or any successor thereto, which shall be comprised of two or more Non-employee Director&

"Common Stock" means the Bank's common stock, no par value per share.

"Compensation Stock" means Common Stock authorized by the Committee for payment to a Bank employee in lieu of cash compensation for services rendered or to be rendered by that employee for the benefit of the Bank.

"Initial Offering" means the offering for sale of up to 750,000 shares of the Bank's Common Stock to raise the capital necessary to obtain a Final Certificate of Authority from the Connecticut Banking Commissioner.

"Disability,"  as  applied to a Grantee,  shall  have the  meaning  set forth in
Section 22(e)(3) of the Code.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations thereunder.

"Fair Market Value" when used with respect to Common Stock shall be determined as of the applicable date according to the following rules: (i) if the Common Stock is at the time listed or


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

admitted to trading on any stock exchange or NASDAQ, then the fair market value shall be the reported closing price of the Common Stock on such date on the principal exchange or NASDAQ, as the case may be; (ii) if the Common Stock is not at the time listed or admitted to trading on a stock exchange or NASDAQ, the fair market value shall be the closing price of the Common Stock on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Stock in such market; or (iii) if the price of the Common Stock is not so reported, the fair market value shall be equitably determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, or (2) an appraisal by an independent party, or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect. In the case of the Initial Options, "Fair Market Value" for purposes of determining the Option Price shall be the Initial Offering Price. The absence of the market for the Bank's Common Stock, and its startup organization status, makes this a reasonable and good faith method to determine Fair Market Value on the Grant Date of the Initial Options, which shall be the day the Bank obtains its Final Certificate of Authority.

"Final Certificate of Authority" means the evidence issued by the Connecticut Banking Commissioner pursuant to Connection General Statutes Section 36a-70 that the Bank has satisfied all requirements to commence banking business in the State of Connecticut.

"Grantee" means an employee or Non-employee Director of the Bank to whom an Option is granted.

"Grant Date," as used with respect to a particular Option, means the date on which such Option is granted by the Committee pursuant to this Plan, as set forth in Section 5, except as specifically provided for Initial Options.

"Incentive Stock Option" means an Option described in Code Section 422(b).

"Initial Options" means the Options to be granted to officers and directors of the Bank at the conclusion of the Initial Offering.

"NASDAQ" means National Association of Securities Dealers Automated Quotation System.

"Non-employee   Director"  shall  have  the  meaning   assigned  by  Rule  16b-3
promulgated under the Exchange Act, which may be summarized as meaning a director who is not currently an officer or otherwise employed by the Bank, who does not receive compensation from the Bank for services rendered as a consultant, except to the limited extent permitted by such Rule 16b-3, who does not possess an interest in any other transaction with the Bank, and who is otherwise not engaged in a business relationship with the Bank that would have to be disclosed by the Bank under the Exchange Act.

"Non-statutory Stock Option" means an Option that is not an Incentive Stock Option.

"Option" means the right to purchase, at a price and for the Term fixed by the Committee in accordance with this Plan and subject to such other limitations and restrictions as this Plan and


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

the Committee impose, the number of shares of Common Stock specified by the Committee and shall include Incentive Stock Options, Non-statutory Stock Options and Initial Options.

"Option Agreement" means a written agreement in a form approved by the Committee to be entered into by the Bank and the Grantee of an Option, as provided in
Section 8 hereof.

"Option Price" means the purchase price of each share of Common Stock subject to an Option set by the Committee in accordance with Section 8 hereof.

"Plan" means the Valley Bank 1999 Stock Option and Stock Compensation Plan.

"Retirement," as applied to an employee, shall mean when the employee's employment with the Bank terminates upon reaching the normal age of retirement as established by the Board's policies from time to time, and as applied to a Non-employee Director shall mean such director's departure from the Board.

"Successor" means the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Grantee.

"Term" means the period during which a particular Option may be exercised.

3.    EFFECTIVE DATE AND DURATION OF PLAN.

      This Plan shall become effective on the day the Final Certificate of Authority is issued (the "Effective Date") subject to approval of this Plan within one year of the Effective Date by the holders of a majority of the outstanding shares of Common Stock present or represented and entitled to vote at a duly held meeting of the Bank's shareholders; provided, however, that upon approval of this Plan by the shareholders of the Bank, all Options granted under this Plan prior to such approval but on or after the Effective Date shall be fully effective as if the shareholders of the Bank had approved this Plan prior to such approval but after the Effective Date. If the shareholders fail to approve the Plan within one year of the Effective Date, any Options granted hereunder shall be null and void and of no effect.

      Unless previously terminated by the Board of Directors or except as otherwise provided for herein, this Plan shall terminate, as to any shares of Common Stock as to which Options have not theretofore been granted, on the tenth anniversary of the Effective Date.

4.    ADMINISTRATION OF THIS PLAN.

      (a) This Plan shall be administered by the Committee. The Committee shall have the responsibility of construing and interpreting this Plan and of establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of this Plan. The Committee shall administer the Plan in compliance with all applicable laws and regulations and the Statement of Policy on Applications for Deposit Insurance of the Federal Deposit Insurance Corporation which is published in 63 Federal Regulation No. 161 at 44752. Any


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

decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of this Plan and of its rules and regulations, shall, to the extent permitted by law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon all Grantees and any person claiming under or through any Grantee. Notwithstanding the foregoing, any such construction, rule or regulation that is or could be applicable to the award or exercise of an Option, or otherwise affect an existing or future Non-employee Director, shall require the ratification of the Board and/or shareholders of the Bank before it can take effect, to the extent required by Rule 16b-3 promulgated under the Exchange Act or applicable Connecticut statutes pertaining to transactions in which one or more directors may have a conflict of interest.

      (b) The Committee shall have plenary authority, subject to the provisions of this Plan, to grant to employees of the Bank Incentive Stock Options and Non-statutory Stock Options and to determine to which employees Options shall be granted and the number of shares subject thereto, the Term of each such Option, and the terms of such awards, and the waiver or acceleration thereof, including the authority to accelerate the exercisability or vesting of all or any portion of any such Option or to extend the period during which any such Option is exercisable, provided that no Option shall be granted which is exercisable after the expiration of ten (10) years from the date it is granted. In no instance, is an Incentive Stock Option to be granted to a person other than an employee of the Bank. The Committee shall exercise similar authority with respect to granting Non-statutory Stock Options to Non-employee Directors, subject, however, in each and every case, to the advance approval of the Board and/or the shareholders of the Bank, in accordance with the applicable standards of the directors conflicts of interest statutes contained in the Connecticut Business Corporation Act, as amended.

      (c) The Committee shall have plenary authority, subject to the provisions of this Plan, to pay, from time to time, employees of the Bank stock compensation in lieu of cash for services rendered and to be rendered to the Bank as employees and to determine which employees shall receive such payments and the number of shares to be paid.

      The Committee shall also have plenary authority to institute or not institute any vesting schedule with respect to stock compensation provided that all shares paid as compensation vest no later than the last day of the fiscal year in which they are issued.

5.    GRANT OF OPTIONS: NUMBER AND SOURCE OF SHARES SUBJECT TO THIS PLAN.

      (a) (i) The Initial Options shall be granted to those officers and directors, in the amounts set forth opposite such directors' and officers' names, as set forth in Exhibit A attached hereto and made a part hereof, on the condition subsequent that this Plan is approved by the Bank's shareholders. These Options are awarded as an incentive for the officers and directors to strive to achieve the Bank's financial projections during its startup phase. The aggregate number of shares subject to Initial Options shall equal, 42,700 shares of Common Stock. The Initial Options granted to employees shall be deemed
Incentive Stock Options and those to Non-employee Directors shall be deemed Nonqualified Stock Options. The Initial Options shall be exercisable for a ten-year period from the Effective Date of this Plan, but may not be exercised until vested. One-third of each Initial Option shall vest as to each Grantee on the first, second


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and third anniversary of the Option's Grant Date. However, no vested position of any Option may be exercised unless and until the earliest of any of the following events has occurred: (i) the Bank's Common Stock has been registered under the Exchange Act; (ii) the Bank has conducted a second public offering of the Common Stock; (iii) the Grantee's death, or termination of employment; or
(iv) the cessation of the Grantee's status as a non-employee Director. When Option exercise is possible pursuant to these previous, exercise remains subject to the other restrictions and requirements of this Plan. The Effective Date of this Plan shall be deemed the Grant Date for purposes of Initial Options, subject, however, to the condition subsequent of the approval of this Plan and these grants by the shareholders of the Bank.

            (ii) The Committee may from time to time grant additional Options under this Plan, provided, however, that the aggregate number of shares of Common Stock underlying or issued upon exercise of Options granted pursuant to this Plan (including Initial Options) plus the aggregate number of shares of Compensation Stock issued under this Plan shall not exceed 105,992 shares of Common Stock, subject to adjustment in accordance with Section 15. Shares of Common Stock to be delivered by the Bank upon the exercise of Options or payment of Compensation Stock shall be provided from authorized and unissued Common Stock which is not reserved for some other purpose. The Board shall continuously reserve sufficient shares of authorized but unissued Common Stock necessary to meet the needs of the Plan.

      (b) The Grant Date of an Option, other than an Initial Option, shall be the date on which the Committee's action is final or such later date as specified by the Committee.

      (c) In the event that any Option expires, lapses or otherwise terminates prior to being fully exercised, any share of Common Stock allocable to the unexercised portion of such Option may again be made subject to an Option.

6.    INDIVIDUALS ELIGIBLE TO RECEIVE OPTIONS.

      (a) Options may be granted under this Plan to employees of the Bank as designated from time to time by the Committee.

      (b) Non-employee Directors shall not be eligible to receive Incentive Stock Options but shall be eligible to receive Non-statutory Stock Options. Any Non-statutory Stock Option awarded to any Committee member shall be subject to approval of the full Board and/or the shareholders of the Bank to the extent necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act and the heretofore cited Connecticut statutes on director conflicts of interest.

7.    LIMITATION ON ANNUAL AWARDS.

      The aggregate Fair Market Value (determined at the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under this Plan or any other plan maintained by the Bank shall not exceed $100,000.


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

8.    OPTION AGREEMENT.

      (a) The prospective Grantee of an Option shall execute an Option Agreement with the Bank memorializing such terms and conditions, not inconsistent with the Plan, as may be approved by the Committee. The terms and conditions of Option Agreements may vary from Grantee to Grantee and grant to grant.

      (b) The Committee may amend an Option Agreement from time to time, provided that no amendment which is adverse to the interests of the Grantee may be made without the Grantee's consent, unless the amendment is deemed necessary to bring the Option Agreement into compliance with this Plan or applicable law as of the date the Option Agreement was initially executed.

      (c) Appropriate officers of the Bank are hereby authorized to execute (by facsimile or manually affixed signature) and deliver Option Agreements, and amendments thereto, in the name of the Bank as directed from time to time by the Committee.

9.    OPTION PRICE AND FORM OF PAYMENT.

      The Option Price shall be fixed by the Committee and stated in each Option Agreement and, except as set forth hereafter, shall be not Less than 100% of the Fair Market Value of a share of the Common Stock on the Grant Date of the Option (as determined in good faith by the Committee). The Option Price for Initial Options shall be not less than $10 or 100% of the Fair Market Value (as defined for this purpose) of a share of Common Stock on the date such Initial Options are granted. Notwithstanding the foregoing, in the event the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10%), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date of such Option. Payment of the Option Price upon Option exercise shall be made in cash or in such other form as the Committee may approve and the government regulatory bodies exercising jurisdiction over the Bank do not prohibit.

10. TERMS AND EXERCISE OF OPTIONS; LIMITATIONS ON EXERCISE AND TRANSFERABILITY OF OPTIONS.

      (a) Each Option granted under this Plan shall be exercisable only during a Term commencing on the Grant Date, unless otherwise specified in the Option Agreement, and ending (unless the Option shall have terminated earlier under other provisions of this Plan or the Option Agreement) on a date to be fixed by the Committee but in no event later than the tenth anniversary of its Grant Date; provided, however, that in the event the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10%), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from its Grant Date.


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

      (b) The Committee  shall have  authority to grant Options  exercisable  in
full  at  any  time  during  their  Term,  or   exercisable   in  cumulative  or
noncumulative installments.

      (c) Options shall be exercised in whole or in part in accordance with the terms set forth in a Grantee's Option Agreement.

      (d) Subject to the provisions of subsection (e) hereof, upon compliance by the Grantee with the terms of exercise, the Bank shall promptly deliver to the Grantee a certificate or certificates for the shares of Common Stock purchased, without charge to the Grantee for any issue or transfer tax,

      (e) The Committee may choose not to honor any exercise of an Option for such time as the Committee in its discretion may deem necessary, in order to permit the Bank with reasonable diligence to determine that the shares of Common Stock are qualified for delivery under such securities laws and regulations as the Committee may deem to be applicable thereto; and the Bank shall not be obligated by virtue of any Option Agreement or any provision of this Plan to recognize the exercise of an Option to sell or issue shares of Common Stock in violation of any applicable law. Any non-recognition of the exercise of an Option shall not extend the Term thereof; and neither the Bank nor its directors or officers shall have any obligation or liability to the Grantee of an Option, or to the Grantee's Successor, with respect to any shares as to which the Option shall lapse because of such non-recognition. However, if a particular notice of exercise is honored after an initial delay, the date of the notice shall govern as to the timeliness of the exercise to the extent permitted by law.

      (f) All Options granted under this Plan shall not be transferable other than by will or by the laws of descent and distribution and then only subject to the limitations of this Plan and the applicable Option Agreement and may, subject to the limited exception specified below, be exercised during the lifetime of the Grantee only by the Grantee. The Committee may permit:

            (i) exercise, during the Grantee's lifetime, by the Grantee's guardian or Legal representative in the event of the Grantee's Disability; and

            (ii) transfer, upon the Grantee's death, to beneficiaries designated by Grantee in a manner authorized by the Committee, provided in either event that the Committee determines that such exercise or such transfer is, with respect to an Incentive Stock Option, consonant with the requirements of Section 422(b)(5) of the Code.

      (g) Upon the exercise of a Non-statutory Stock Option by the Grantee, the stock certificate or certificates may, at the request of the Grantee, be issued in the Grantee's name and the name of another person as joint tenants with right of survivorship.

      (h) The Committee may provide, in the Option Agreement, for the lapse of an Option, prior to the expiration of its term, upon the occurrence of any event specified by the Committee and shall provide in each Option Agreement that the Federal Deposit Insurance Corporation, or other primary federal regulator of the Bank may direct the Committee to require the Grantee of an Option to exercise or forfeit the Grantee's rights under the Option Agreement if the Bank's capital falls below minimum requirements, as determined by the Federal Deposit Insurance Corporation, by such other primary regulator or by the Connecticut Banking Department, all in


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

accordance with the Federal Deposit Insurance Corporation's Statement of Policy on Applications for Deposit Insurance published in Volume 63 Number 161 at Page 44752 of the Federal Register on August 20, 1998.

      (i) A person electing to exercise an Option shall give written notice, in such form as the Committee may require, of such election to the Bank and tender to the Bank the full Option Price of the shares of Common Stock for which shall the election is made and shall comply with all other applicable provisions of this Plan and the applicable Option Agreement.

11.   STOCKHOLDERS' AGREEMENT.

      So long as the Stockholders' Agreement, which is in effect between the Bank and its shareholders on the Effective Date, remains in effect, this Plan shall comply in all respects with the requirements thereof,

12.   EXERCISE OF OPTIONS BY GRANTEE ON CESSATION OF EMPLOYMENT.

      Except as otherwise specifically provided for herein, employment for the purposes of this Section shall mean continuous full-time salaried employment with the Bank, except that vacations, sick leaves and other approved absences shall be disregarded. The following limitations shall apply to any provisions the Committee shall make in an Option Agreement for exercises of Options following cessation of employment.

      (a) Except as provided in Section 12(b), (c), (d) and (e) below, in the event a Grantee ceases to be an employee of the Bank through involuntary termination by the Bank with or without cause or any voluntary termination, all Options held by such Grantee shall be exercisable only to the extent that such Options were exercisable at the time such Grantee ceases to be an employee of the Bank, and such Options shall lapse on the date that is the earlier of (i) three months following such termination, or (ii) the expiration date set forth in such Option.

      (b) If such termination is due to Retirement, all Options held by such Grantee shall be exercisable only to the extent that such Options were exercisable at the time of such Retirement, and such Options shall lapse on the date that is the earlier of (i) three (3) months after such termination in the case of the exercise of an Incentive Stock Option and such period of time as determined by the Committee and set forth in the Option Agreement evidencing such Option in the case of the exercise of a Non-statutory Stock Option, or (ii) the expiration date set forth in the Option Agreement for such Option.

      (c) If such termination is due to Disability, all Options held by such Grantee shall be exercisable only to the extent that such Options were exercisable at the time of such Disability, and such Options shall lapse on the date that is the earlier of (i) one year after such termination in the case of the exercise of an Incentive Stock Option and such period of time as determined by the Committee and set forth in the Option Agreement evidencing such Option in the case of the exercise of a Non-statutory Stock Option, or (ii) the expiration date set forth in the Option Agreement for such Option.


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

      (d) An Incentive Stock Option not exercised within three months (twelve months in the case of Disability or death) after the date of termination due to Disability, Retirement or death may be exercised if permitted by the Committee and applicable law as a Non-statutory Stock Option within such period of time as determined by the Committee and set forth in the applicable Option Agreement (as the permitted period of exercise in such circumstances of a Non-statutory Stock Option) after the date of such termination, but in no event will such Option be eligible for the treatment afforded Incentive Stock Options under Section 422 of the Code.

      (e) If a Grantee should die while employed by the Bank or after Disability or Retirement, any Option previously granted to the Grantee under this Plan and not previously terminated as a result of Disability or Retirement may be exercised by the person designated in such Grantee's last will and testament or, in the absence of such designation, by the Grantee's estate, to the full extent that such Option could have been exercised by such Grantee immediately prior to the Grantee's death, but not later than the first anniversary of the Grantee's death in the case of the exercise of an Incentive Stock Option and such period of time as determined by the Committee and set forth in the Option Agreement evidencing such Option in the case of the exercise of a Non-statutory Stock Option.

      (f) No exercises may occur after expiration of the Term of an Option.

13.   SHAREHOLDER'S RIGHTS.

      No Grantee, and no beneficiary or other person claiming through a Grantee, shall have any interest in any shares of Common Stock allocated for the purposes of this Plan or subject to any Option until such shares of Common Stock shall have been transferred to the Grantee or such person. Furthermore, the existence of the Options shall not affect: the right or power of the Bank or its shareholders to make adjustments, recapitalizations, reorganizations or other changes in the Bank's capital structure; the payment of dividends or other distributions to shareholders; the dissolution or liquidation of the Bank; the sale or transfer of any part of the Bank's assets or business; or any other corporate act, whether of a similar character or otherwise.

14.   NO RIGHT TO EMPLOYMENT.

      Nothing in this Plan or any instrument executed pursuant hereto shall confer upon any employee any right to continue in the employ of the Bank nor shall anything in this Plan affect the right of the Bank to terminate the employment of any employee, with or without cause.

15.   EFFECT OF CHANGES IN CAPITALIZATION.

      (a) If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Bank by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution involving Common Stock, or other increase or decrease in such shares effected without receipt of consideration by the Bank, occurring after the Effective Date, the number and kind of shares reserved under this Plan for which Options may be


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

granted under Section 5 of this Plan shall be proportionately, equitably and accordingly adjusted by the Committee. In addition, the number and kind of shares for which Options are outstanding shall be similarly adjusted so that the proportionate interest of a holder of an Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share of Common Stock. The Board shall adjust the number of shares of Common Stock reserved for this Plan as necessary to reflect the adjustments required by this subsection.

      (b) Subject to subsection (c) hereof, if the Bank shall be the surviving entity in any reorganization, merger, share exchange, or consolidation of the Bank with one or more other banks or entities, any Options theretofore granted pursuant to this Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock similar to the number of shares subject to each such Option would have been entitled to receive immediately following such reorganization, merger, share exchange or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter applicable to the securities covered by each applicable Option Agreement shall be the same as the aggregate Option Price of the shares of Common Stock subject to such Option Agreement immediately prior to such reorganization, merger, share exchange or consolidation.

      (c) Upon the dissolution or liquidation of the Bank, or upon a merger, consolidation, or share exchange, or other reorganization involving the Bank with one or more other banks or entities in which the Bank is not the surviving bank or entity, or upon a sale of all or substantially all of the assets of the Bank, or upon any transaction approved by the Board which results in any person or entity owning 80% or more of the combined voting power of all classes of stock of the Bank, this Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of this Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor bank, or a parent or subsidiary thereof, with appropriate equitable adjustments as to the number and kinds of securities and Option Price, in which event this Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of this Plan; each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in this Plan and except as otherwise specifically provided in the Option Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall determine and designate, to exercise such Option, in whole or in part, whether or not such Option would otherwise be exercisable at the time such termination occurs and without regard to any vesting or installment limitation on exercise imposed. The Committee shall send written notice of an event that will result in such a termination to all individuals who are parties to Option Agreements not later than the time at which the Bank gives notice thereof to its shareholders.

      (d) Adjustments under this Section 15 related to stock or securities of the Bank shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

      (e) The grant of an Option pursuant to this Plan shall not affect or limit in any way the right or power of the Bank to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, engage in a share exchange, or sell or transfer all or any part of its business or assets.

      (f) Except as provided in this Section 15, the issuance by the Bank of shares of Common Stock, shares of any class of securities convertible into shares of Common Stock, shares of stock of any other class, or units of any other security shall not affect this Plan or the existing terms of any Option Agreement.

16.   CHANGE IN CONTROL.

      (a) Upon the occurrence of a Change in Control (as hereinafter defined) all Options shall become immediately exercisable in full for the remainder of their Terms, as otherwise determined in accordance with this Plan.

      (b) A "Change in Control" is the occurrence of any one of the following events:

            (i) Any Person (as hereinafter defined) (other than a Grantee, the Bank or any trustee or other fiduciary holding securities under an employee benefit plan of the Bank) is or becomes an "Acquiring Person" (as hereinafter defined);

            (ii) Less than eighty percent of the total membership of the Board shall be Continuing Directors (as hereinafter defined); or

            (iii) The shareholders of the Bank shall approve a merger exchange or consolidation of the Bank with a Person or a plan of complete liquidation of the Bank or an agreement for the sale or disposition by the Bank of all or substantially all of the Bank's assets to another Person or a share exchange with another Person, except in any such case in a transaction in which immediately after such merger, consolidation or sale, exchange or transfer, the shareholders of the Bank, in their capacities as such and as a result thereof, shall own at least 50 percent in voting power of:

                  (A) the then outstanding securities of the Bank or of any surviving Person pursuant to any such merger or share exchange (or of its parent);

                  (B) the consolidated corporation or business entity in any such consolidation; or'

                  (C) the other Person(s) to which such sale, exchange or transfer of assets is made.

      (c) A "Change in Control" shall be deemed not to have occurred if:

            (i) such event is mandated or directed by a regulatory body having jurisdiction over the Bank's operations; or

            (ii) it occurs pursuant to the terms of a plan for the acquisition of the capital stock of the Bank by a newly formed bank holding company if, in the consummation of such plan, the shareholders of the Bank will receive, pro rata, all of the Common Stock of such bank holding company; unless, in such transaction, a Person satisfies subsection (b)(i), (U) or (Hi) above.

      (d) For purposes of this Section 16:

            (i) "Acquiring Person" shall mean any Person who is or becomes a "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act in effect on the Effective Date) of securities of the Bank representing twenty-five percent (25%) or more of the combined voting power of the Bank's then outstanding voting securities, unless such Person is eligible to file and files Schedule 13G as governed by Regulation 13d-1 of the Exchange Act in effect on the Effective Date, as made applicable to the Bank by the FDIC Regulation codified as 12 C.F.R. Section 335.331.

            (ii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act as in effect on the date hereof.

            (iii) "Continuing Directors" shall mean any member of the Board who was a member of the Board on or prior to the Effective Date, and any successor of a Continuing Director while such successor is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or of any such Affiliate or Associate and is recommended or elected to succeed a Continuing Director by a majority of a Continuing Directors.

            (iv) "Person" shall mean any individual, corporation, limited liability company, partnership, group, business trust, association or other "person", as such term is defined in Section 2(9) and used in Section 13(d) and 14(d) of the Exchange Act.

17.   TERMINATION, SUSPENSION OR MODIFICATION OF PLAN.

      The Board may at any time terminate or suspend this Plan. The Board may make any technical or clarifying modification to this Plan provided that it does not materially increase the benefits potentially available to any Non-employee Director hereunder. The Board may make any other modification to the Plan that will affect only employees of the Bank subject to the limitations set forth below. The foregoing rights of the Board may be accomplished without shareholder approval. However, the Board shall not, without the authorization of the holders of a majority of the outstanding securities entitled to vote, effect any change (other than through adjustment for changes as hereinabove provided in previous Sections of this Plan) which:

      (a) increases the aggregate number of shares of Common Stock for which Options may be granted;

      (b) increases the aggregate number of shares of Common Stock which may be utilized for Options or Compensation Stock;

      (c) broadens the class of persons eligible to be Grantees or to receive Compensation Stock;

      (d) lowers the minimum Option Price or value of Compensation Stock or otherwise materially increases the benefits accruing to Grantees or recipients of Compensation Stock under this Plan; or

      (e) extends the Maximum Term for which Options may be granted or extends the expiration of this Plan.

      No termination, suspension or modification of this Plan shall adversely affect any right acquired by any Grantee or any Successor under the terms of an Option granted before the date of such termination, suspension or modification, other than as provided in Sections 10(e) or 19, unless such Grantee or Successor shall consent. It shall be conclusively presumed that any adjustment for changes contemplated in Section 15 will not adversely affect any such right.

      Upon the dissolution or liquidation of the Bank, this Plan shall terminate, and all Options previously granted shall lapse on the date of such dissolution or liquidation. However, dissolution of liquidation shall be treated as a reorganization in which the Bank is not the survivor under Section 15(c) with the corresponding notice and opportunity to accelerate Option exercises.

18.   APPLICATION OF PROCEEDS.

      The proceeds received by the Bank from the sale of its shares of Common Stock under this Plan will be used for general corporate purposes.

19.   LEGAL RESTRICTIONS.

      The Bank will not be obligated to issue shares of Common Stock if counsel to the Bank determines that such issuance or payment would violate any law or regulation of any governmental authority or any agreement between the Bank and any national securities exchange or quotations system upon which the Common Stock, or other security which may come to be covered hereby, may be listed. In connection with any issuance or transfer of Common Stock upon the exercise of an Option, the Grantee acquiring the shares shall, if requested by the Bank, give assurances satisfactory to counsel to the Bank regarding such matters as the Bank may deem desirable to assure compliance with all legal requirements including, without limitation, access to financial and other information about the Bank's activities, restrictions on transfer, and the financial standing and sophistication of the Grantee. The Bank shall in no event be obliged to take any action in order to cause the exercise of any Option.

20.   WITHHOLDING TAXES.

      Each Grantee exercising an Option as a condition to such exercise shall pay to the Bank the amount, if any, required to be withheld from distributions resulting from such exercise under applicable Federal and State income tax laws and any portion of RCA and Medicare taxes that are due from Grantee ("Withholding Taxes"). At the time of exercise, a Grantee shall indicate whether the Bank should deduct the required Withholding Taxes from the regular compensation, if any, paid by the Bank to the Grantee or whether the Grantee will pay for such Withholding Taxes from other resources of the Grantee. Such Withholding Taxes shall be payable promptly upon exercise of rights under an Option Agreement but no later than the date the payment is required from the Bank to the taxing authority. The Committee may establish such additional procedures as it deems appropriate for the settling of Withholding Tax obligations so long as Grantee may comply therewith without being in violation of Rule 16b-3 promulgated under the Exchange Act.

21.   GOVERNING LAWS.

      This Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Connecticut and applicable federal law. This Plan is intended to permit the grant of Options and the issuance of Compensation Stock to qualify for the exemption from the application of Section 16 of the Exchange Act provided by Rule 16b-3 under the Exchange Act and any further Committee or Board action to promote this result in a manner consistent with this section is authorized. To the extent any provision of this Plan is determined not to comply with the requirements of Rule 16b-3 so as to exempt these grants, it shall be deemed inoperative to the extent of such noncompliance and shall not affect the validity of the balance of this Plan. The Committee shall take or recommend the taking of appropriate action to amend this Plan to preserve the intent of the non-complying provision in a manner in which compliance is obtained. In the event the relevant provisions of Rule 16b-3 on which the exemption of grants under this Plan are based are revised or replaced, the Committee may exercise discretion to modify or recommend the taking of appropriate action to modify this Plan in any respect necessary to satisfy the requirements of the revised provisions or their replacement for the benefit of any employee of the Bank and for the benefit of the Non-employee Directors of the Bank, subject in the latter event only, to the approval of the shareholders of the Bank if such approval is required or advisable as a matter of law. It is to be recognized by all Grantees and recipients of Compensation Stock that the Rule 16b-3 exemption relied upon by this Plan does not pertain to the exercise of any Option or to the disposition of any Compensation Stock or Common Stock obtained upon Option exercise

      A primary intent of this Plan is to permit the Committee to award Incentive Stock Options to employees of the Bank under Code Section 422. To the extent that any provision of this Plan is determined not to permit the grant of Incentive Stock Options, it shall be promptly amended, to permit such awards, by the Committee or the Board, and if necessary, recommended to the shareholders of the Bank for ratification.

22.   NON-EXCLUSIVITY OF THE PLAN.

      Neither the adoption of this Plan nor the submission of this Plan to the shareholders of the Bank for approval shall be construed as creating any limitation upon the right and authority of the Board to adopt such other incentive compensation arrangements (which may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under this Plan.

23.   COMPENSATION STOCK

      (a) Compensation Stock may be paid under this Plan to any employees of the Bank as determined from time to time by the Committee. Compensation Stock does not have to be paid in any year to any one or more employees. Compensation Stock paid to an employee may vary from year to year. Compensation Stock paid in any year may vary from employee to employee.

      (b) The Bank shall withhold all necessary income and other taxes associated with Compensation Stock from the recipient's cash compensation in the year of receipt of the Compensation Stock in such manner, in one or more installments and in such variations from recipient to recipient, as the Committee shall determine from time to time.

      (c) An employee of the Bank shall have no discretion to request Compensation Stock or to refuse Compensation Stock in favor of receipt of cash.

      (d) An employee of the Bank may refuse Compensation Stock and suffer the resulting loss of compensation. An employee will be deemed to have refused Compensation Stock:

            (i) if the employee fails to cooperate with the Bank with respect to required tax withholding for the Compensation Stock from the employee's cash-based compensation;

            (ii) if the employee fails to sign a Joinder Agreement to become a party to the Stockholders Agreement referenced in Section 11; or

            (iii) if the employee fails to execute any Compensation Stock vesting agreement required by the Committee.

      (e) The value of compensation paid by the Bank and received by an employee shall for all purposes be deemed to be equal to the fair market value of the Common Stock at the time of its issuance as compensation. The determination of the fair market value of Compensation Stock at time of issuance shall be made in good faith by the Committee by whatever means it determines to be reasonable, which may change from time to time. The decision of the Committee as to the fair market value of Compensation Stock at the time of issuance shall be final and binding on all concerned parties, so long as all Compensation Stock issued at the same time is similarly valued and the Committee acts in good faith without manifest error.

      (f) Within the general parameters of the Plan, the Committee shall have unfettered latitude to establish, amend and repeal policies or procedures with respect to the use of Compensation Stock by the Bank and/or to handle issuance of Compensation Stock on a case by case basis.

      (g) The Bank will not be obligated to issue Compensation Stock if counsel to the Bank determines that such issuance or payment would violate any law or regulation of any governmental authority or any agreement between the Bank and any national securities exchange or quotations system upon which the Common stock, or other security which may come to be covered hereby, may be listed. In connection with any issuance or Compensation Stock, the employee acquiring the shares shall, if requested by the Bank, give assurances satisfactory to counsel to the Bank regarding such matters as the Bank may deem desirable to assure compliance with all legal requirements including, without limitation, access to financial and other information about the Bank's activities, restrictions on transfer, and the financial standing and sophistication of the recipient. The Bank shall in no event be obligated to take any action in order to permit Compensation Stock to be issued. The Committee is changed with responsibility for policing the legal compliance required by this provision.

      This Plan was duty adopted and approved by the Board of Directors of the Bank by resolution adopted at a meeting of the Board on the 17th day of November, 1999.

      This Plan was duly approved by the shareholders of the Bank at a meeting of the shareholders held on the 23rd day of August, 2000.



                                          __________________________________
                                          Corporate Secretary